Exhibit 99.1
HARVET NATURAL RESOURCES, INC. AND SUBSIDIARIES
Unaudited Pro Form Consolidated Financial Statements
The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2011 and for the years ended December 31, 2010, 2009 and 2008, have been derived from the historical financial statements of Harvest Natural Resources, Inc. (“HNR”, “Company”, “we”, “us” or “our”) as if the disposal of all oil and gas assets in Utah’s Uinta Basin (“Utah Operations”) via the sale to Newfield Production Company (“Newfield”) occurred as of January 1, 2008. Additionally, the proceeds from the sale of the Utah Properties are considered an “Extraordinary Receipt” as defined in the Company’s Credit Agreement, dated as of October 28, 2010 (the “Credit Agreement”), between the Company and MSD Energy Investments Private II, LLC. Pursuant to the terms of the Credit Agreement, on May 17, 2011 the Company paid amounts outstanding under the Credit Agreement. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2011 and for the year ended December 31, 2010, have reflected the payment under the Credit Agreement as if the payment occurred as of January 1, 2010. The unaudited pro forma statement of operations for the three months ended March 31, 2010 has not been included as the Utah Operations were reported in discontinued operations in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011, filed on May 10, 2011 and there would be no impact to interest expense as the Credit Agreement originated as of October 28, 2010. The unaudited pro forma consolidated balance sheet as of March 31, 2011 has been prepared as if the sale of the Utah Operations occurred as of March 31, 2011.
The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. The pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial statements reflect estimates and assumptions that the Company’s management believes to be reasonable. Actual results may differ from those estimates.
The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transactions occurred on the respective date assumed, nor is it necessarily indicative of the Company’s future operating results. These unaudited pro forma condensed consolidated financial statements and the accompanying unaudited notes should be read in conjunction with HNR’s consolidated financial statements and notes thereto contained in HNR’s 2010 Annual Report on Form 10-K filed on March 16, 2011, and HNR’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011, filed on May 10, 2011.

HARVEST NATURAL RESOURCES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
(In thousands)
(Unaudited)

	HNR Historical	Utah Operations	Credit Agreement	Pro Forma HNR
	March 31, 2011	Disposition(1)	Repayment(2)	March 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$24,664	$217,833	(62,144)	$180,353
Restricted cash	4,490			4,490
Accounts and notes receivable, net
Oil and gas revenue receivable	3,724	(3,724)	—	—
Dividend Receivable — Equity Affiliate	12,200	—	—	12,200
Joint interest and other	4,369	—	—	4,369
Notes receivable	3,255	—	—	3,255
Advances to equity affiliate	1,852	—	—	1,852
Assets held for sale	102,544	(102,544)	—	—
Prepaid expenses and other	2,193	(856)	—	1,337

TOTAL CURRENT ASSETS	159,291	110,709	(62,144)	207,856

OTHER ASSETS	2,293	—	(353)	1,940
INVESTMENT IN EQUITY AFFILIATE	292,564	—	—	292,564
PROPERTY AND EQUIPMENT:
Oil and gas properties	46,589	—	—	46,589
Other administrative property	3,250	—	—	3,250

	49,839	—	—	49,839
Accumulated depletion, impairment and depreciation	(1,805)	—	—	(1,805)

Net property and equipment	48,034	—	—	48,034

	$502,182	$110,709	$(62,497)	$550,394

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Joint interest and royalty payable	$1,771	$(1,771)	—	$—
Accounts payable-trade	3,553	15,362	—	18,915
Accounts payable-carry obligation	4,910	—	—	4,910
Accrued expense	24,284	(9,140)	—	15,144
Liabilities held for sale	599	(599)	—	—
Accrued interest payable	237	—	(17)	220
Income taxes payable	283	6,000	—	6,283

TOTAL CURRENT LIABILITIES	35,637	9,852	(17)	45,472

OTHER LIABILITIES	2,268	—	—	2,268
LONG-TERM DEBT	81,775	—	(49,775)	32,000
COMMITMENTS AND CONTINGENCIES	—	—	—	—
EQUITY
STOCKHOLDERS’ EQUITY
Common stock	401	—	—	401
Additional paid-in capital	231,890	—	(2,730)	229,160
Retained earnings	142,354	100,857	(9,975)	233,236
Treasury stock	(65,543)	—	—	(65,543)

TOTAL HARVEST STOCKHOLDERS’ EQUITY	309,102	100,857	(12,705)	397,254
NONCONTROLLING INTEREST	73,400	—	—	73,400

TOTAL EQUITY	382,502	100,857	(12,705)	470,654

TOTAL LIABILITIES AND EQUITY	$502,182	$110,709	$(62,497)	$550,394

HARVEST NATURAL RESOURCES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands except share data)
(Unaudited)

	HNR Historical		Pro Forma HNR
	Three Months Ended	Utah Operations	Three Months Ended
	March 31, 2011	Disposition (4)	March 31, 2011
EXPENSES:
Depreciation and amortization	$124	$—	$124
Exploration expense	1,189	—	1,189
General and administrative	6,326	—	6,326
Taxes other than on income	349	—	349

	7,988	—	7,988

INCOME (LOSS) FROM OPERATIONS	(7,988)	—	(7,988)

OTHER NON-OPERATING INCOME
Investment earnings and other	145	—	145
Interest expense	(2,212)	1,065	(1,147)
Other non-operating expense	(431)	—	(431)
Loss on exchange rates	(11)	—	(11)

	(2,509)	1,065	(1,444)

INCOME (LOSS) FROM CONSOLIDATED COMPANIES CONTINUING OPERATIONS BEFORE INCOME TAXES	(10,497)	1,065	(9,432)

INCOME TAX EXPENSE	222	—	222

INCOME (LOSS) FROM CONSOLIDATED COMPANIES CONTINUING OPERATIONS	(10,719)	1,065	(9,654)

NET INCOME FROM UNCONSOLIDATED EQUITY AFFILIATE	18,104	—	18,104

NET INCOME FROM CONTINUING OPERATIONS	7,385	1,065	8,450

LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	3,349	—	3,349

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO HARVEST NATURAL RESOURCES, INC.	$4,036	$1,065	$5,101

	As Filed		Pro Forma
	March 31, 2011		March 31, 2011
	Basic	Dilutive	Basic	Dilutive
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO HARVEST PER COMMON SHARE:

Income from continuing operations	$4,036	$4,036	$5,101	$5,101

Weighted average common shares outstanding	33,945	33,945	33,945	33,945
Effect of dilutive shares	—	4,555	—	4,555

Weighted average common shares including dilutive effect	33,945	38,500	33,945	38,500

Per Share:
Net income from continuing operations attributable to Harvest	$0.12	$0.10	$0.15	$0.13

HARVEST NATURAL RESOURCES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands except share data)
(Unaudited)

	HNR Historical			Pro Forma HNR
	Twelve Months			Twelve Months
	Ended	Utah Operations		Ended
	December 31, 2010	Disposition	NOTE	December 31, 2010
REVENUES:
Oil sales	$9,243	$(9,243)	(3)	$—
Gas sales	1,453	(1,453)	(3)	—

	10,696	(10,696)		—

EXPENSES:
Lease operating costs and production taxes	$1,846	$(1,846)	(3)	$—
Depreciation and amortization	3,817	(3,333)	(3)	484
Exploration expense	8,016	—		8,016
General and administrative	26,660	(1,805)	(3)	24,855
Taxes other than on income	1,048	—		1,048

	41,387	(6,984)		34,403

LOSS FROM OPERATIONS	(30,691)	(3,712)		(34,403)

OTHER NON-OPERATING INCOME
Investment earnings and other	557	—		557
Interest expense	(2,689)	666	(4)	(2,023)
Other non-operating expense	(3,952)	—		(3,952)
Loss on exchange rates	(1,588)	—		(1,588)

	(7,672)	666		(7,006)

LOSS FROM CONSOLIDATED COMPANIES CONTINUING OPERATIONS BEFORE INCOME TAXES	(38,363)	(3,046)		(41,409)

INCOME TAX BENEFIT	(184)	—		(184)

LOSS FROM CONSOLIDATED COMPANIES CONTINUING OPERATIONS	(38,179)	(3,046)		(41,225)

NET INCOME FROM UNCONSOLIDATED EQUITY AFFILIATE	66,164	—		66,164

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	27,985	(3,046)		24,939

LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	12,645	—		12,645

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO HARVEST NATURAL RESOURCES, INC.	$15,340	$(3,046)		$12,294

	As Filed		Pro Forma
	December 31, 2010		December 31, 2010
	Basic	Dilutive	Basic	Dilutive
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO HARVEST PER COMMON SHARE:

Income from continuing operations	$15,340	$15,340	$12,294	$12,294

Weighted average common shares outstanding	33,541	33,541	33,541	33,541
Effect of dilutive shares	—	2,133	—	2,133

Weighted average common shares including dilutive effect	33,541	35,674	33,541	35,674

Per Share:
Net income from continuing operations attributable to Harvest	$0.46	$0.43	$0.37	$0.34

HARVEST NATURAL RESOURCES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands except share data)
(Unaudited)

	HNR Historical		Pro Forma HNR
	Twelve Months		Twelve Months
	Ended	Utah Operations	Ended
	December 31, 2009	Disposition (3)	December 31, 2009
REVENUES:
Oil sales	$165	$(165)	$—
Gas sales	16	(16)	—

	181	(181)	—

EXPENSES:
Depreciation and amortization	$436	$(29)	$407
Exploration expense	7,824	—	7,824
General and administrative	21,854	(927)	20,927
Taxes other than on income	1,026	—	1,026

	31,140	(956)	30,184

INCOME (LOSS) FROM OPERATIONS	(30,959)	775	(30,184)

OTHER NON-OPERATING INCOME
Investment earnings and other	1,168	—	1,168
Interest expense	(5)	—	(5)
Loss on exchange rates	(83)	—	(83)

	1,080	—	1,080

INCOME (LOSS) FROM CONSOLIDATED COMPANIES CONTINUING OPERATIONS BEFORE INCOME TAXES	(29,879)	775	(29,104)

INCOME TAX EXPENSE	1,182	—	1,182

INCOME (LOSS) FROM CONSOLIDATED COMPANIES CONTINUING OPERATIONS	(31,061)	775	(30,286)

NET INCOME FROM UNCONSOLIDATED EQUITY AFFILIATE	35,757	—	35,757

NET INCOME FROM CONTINUING OPERATIONS	4,696	775	5,471

LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	7,803	—	7,803

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO HARVEST NATURAL RESOURCES, INC.	$(3,107)	$775	$(2,332)

	As Filed		Pro Forma
	December 31, 2009		December 31, 2009
	Basic	Dilutive	Basic	Dilutive
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO HARVEST PER COMMON SHARE:

Loss from continuing operations	$(3,107)	$(3,107)	$(2,332)	$(2,332)

Weighted average common shares outstanding	33,084	33,084	33,084	33,084
Effect of dilutive shares	—	—	—	—

Weighted average common shares including dilutive effect	33,084	33,084	33,084	33,084

Per Share:
Net loss from continuing operations attributable to Harvest	$(0.09)	$(0.09)	$(0.07)	$(0.07)

HARVEST NATURAL RESOURCES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands except share data)
(Unaudited)

	HNR Historical		Pro Forma HNR
	Twelve Months		Twelve Months
	Ended	Utah Operations	Ended
	December 31, 2008	Disposition (3)	December 31, 2008
EXPENSES:
Depreciation and amortization	$201	$—	$201
Exploration expense	16,402	—	16,402
Dry hole costs	10,828	—	10,828
General and administrative	27,215	(342)	26,873
Taxes other than on income	(206)	—	(206)

	54,440	(342)	54,098

INCOME (LOSS) FROM OPERATIONS	(54,440)	342	(54,098)

OTHER NON-OPERATING INCOME
Gain on financing transactions	3,421	—	3,421
Investment earnings and other	3,849	—	3,849
Interest expense	(1,730)	—	(1,730)
Loss on exchange rates	(186)	—	(186)

	5,354	—	5,354

INCOME (LOSS) FROM CONSOLIDATED COMPANIES CONTINUING OPERATIONS BEFORE INCOME TAXES	(49,086)	342	(48,744)

INCOME TAX EXPENSE (BENEFIT)	25	—	25

INCOME (LOSS) FROM CONSOLIDATED COMPANIES CONTINUING OPERATIONS	(49,111)	342	(48,769)

NET INCOME FROM UNCONSOLIDATED EQUITY AFFILIATE	34,576	—	34,576

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(14,535)	342	(14,193)

LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	6,929	—	6,929

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO HARVEST NATURAL RESOURCES, INC.	$(21,464)	$342	$(21,122)

	As Filed		Pro Forma
	December 31, 2008		December 31, 2008
	Basic	Dilutive	Basic	Dilutive
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO HARVEST PER COMMON SHARE:
Loss from continuing operations	$(21,464)	$(21,464)	$(21,122)	$(21,122)

Weighted average common shares outstanding	34,073	34,073	34,073	34,073
Effect of dilutive shares	—	—	—	—

Weighted average common shares including dilutive effect	34,073	34,073	34,073	34,073

Per Share:
Net loss from continuing operations attributable to Harvest	$(0.63)	$(0.63)	$(0.62)	$(0.62)

HARVET NATURAL RESOURCES, INC. AND SUBSIDIARIES
Notes to Unaudited Pro Form Consolidated Financial Statements
Revision — Historical Net income from continuing operations in the consolidated statement of operations for the three months ended March 31, 2011 has been revised. Approximately $381 thousand of the general and administrative expenses related to our Utah Operations were adjusted to be classified as discontinued operations. This reclassification did not impact consolidated net income and management concluded the adjustment was not material to our Quarterly Report on Form 10-Q for the three months ended March 31, 2011, filed on May 10, 2011. This revision will be reflected in our second Quarterly Report on Form 10-Q.
(1) Reflects the pro forma elimination of the assets, liabilities and equity associated with the Utah Operations, which are included in our historical condensed consolidated balance sheet. An estimated gain of $100.9 million, net of tax, has not been included in the consolidated pro forma statement of operations but will be reflected in discontinued operations in the historical statement of operations in our Quarterly Report on Form 10-Q for the three months ended June 30, 2011.
(2) Reflects the pro forma repayment of the Credit Agreement on May 17, 2011 due to the sale of the Utah Operations. An estimated loss of $9.9 million has not been included in the consolidated pro forma statement of operations but will be reflected in continuing operations in the historical statement of operations in our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2011.
(3)	Reflects the pro forma elimination of the operating results associated with the Utah Operations.

(4)	Reflects the pro forma elimination of the interest expense associated with the Credit Agreement.